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                                  Exhibit 23.0
                         Consent of Independent Auditors

ROWLES
& Company, LLP
Certified Public Accountants

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

ANNAPOLIS BANCORP, INC.
Annapolis, Maryland

     We hereby consent to the incorporation by reference in this Form 10-KSB of our report, dated January 20, 2000, appearing in the annual report on Form 10-KSB of ANNAPOLIS BANCORP, INC. and Subsidiary for the year ended December 31, 1999.

                              /s/ Rowles & Company
                              --------------------

Baltimore, Maryland
March 21, 2002